                                                                  Exhibit 10 (r)

                                 PROMISSORY NOTE

                                                          Loan No.

 $3,500,000

                                                              December 24, 1997
                                                              New York, New York

      FOR VALUE RECEIVED, the undersigned, McBRIDE PROPERTIES, a general partnership ("Borrower"), jointly and severally, if more than one, promises to pay to the order of Column Financial, Inc., a Delaware Corporation ("Lender"), at the office of Lender at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326-1 1 13, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000), together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at a fluctuating rate equal to the sum, from time to time, of (a) the LIBOR Rate as in effect from time to time plus (b) Two Hundred Basis Points (2.0% per annum) (the 'Note Rate"), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

                              ARTICLE I - TERMS AND
                                   CONDITIONS

      1.01 Pavment of Principal and Interest.

            (a) Said interest shall be computed hereunder based on a 360-day year and based on twelve (12) 30-day months for each full calendar month and on the actual number of days elapsed for any partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. Such principal and interest shall be payable in consecutive monthly installments, beginning on February 1, 1998 or the first business day thereafter, and continuing on the first day of each and every month thereafter through and including April 2, 1998 (the "Maturity Date"), at which time the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full. Each such monthly installment shall equal the amount of interest accrued during the preceding month as calculated by Lender, which calculation shall be final in the absence of manifest error reported in writing within fifteen days. Each such payment shall be applied first to the payment of accrued interest and then to reduction of principal. Borrower shall pay to Lender contemporaneously with the execution hereof interest at the foregoing interest rate for a period from the date hereof through and including the last day of the calendar month in which funding occurs.

            (b) For all purposes of this Note, "Libor Rate" shall mean the U.S. Dollar rate (rounded upward to the nearest one-sixteenth of one percent) listed on page 3750 (i.e., the Libor page) of the Telerate News Services titled "BRITISH BANKER ASSOCIATION INTEREST SETTLEMENT RATES" for a designated maturity of one (1) month determined as of 1 1:00 a.m. London Time on the second (2nd) full Eurodollar Business Day next preceding the first day of each month with respect to which interest is payable under the Loan (unless such date is not a Business Day in which event the next succeeding Eurodollar Business Day which is also a Business Day will be used). If the Telerate News Services (a) publishes more than one ( I ) such Libor Rate, the average of such rates shall apply, or
(b) ceases to publish the Libor Rate, then the Libor Rate shall be determined from such substitute financial reporting service as Lender in its discretion shall determine. The term "EURODOLLAR BUSINESS DAY", shall mean any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

      1.02 Prepayment.

            (a) This Note may be prepaid in whole but not in part at any time, provided (i) written notice of such prepayment is received by Lender not more than sixty (60) days and not less than ten (10) days prior to the date of such prepayment, and (ii) such prepayment is received on the first day of a calendar month (or, if such prepayment is not received on the first day of a calendar month, interest is paid through the last day of such calendar month) and is accompanied by all interest accrued hereunder and all other sums due hereunder or under the other Loan Documents.

            (b) Partial prepayments of this Note shall not be permitted, except partial prepayments resulting from Lender applying insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument, in which event no prepayment fee or premium shall be due. No notice of prepayment shall be required under the circumstance specified in the preceding sentence. No principal amount repaid may be reborrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby but such application shall not reduce the amount of the monthly installments required to be paid pursuant to Section 1.01 above.

      1.03 Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by that certain Mortgage and Security Agreement (the "Security Instrument") from Borrower to Lender, dated as of even date herewith, concerning property located in Berks County, Pennsylvania. The Security Instrument together with this Note and all other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

      1.04 Default. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within five (5) days of the date such payment is due (provided that no grace period is provided for the payment of principal and interest due on the Maturity Date), or should any other default occur under any of the Loan Documents which is not cured within any applicable grace or cure period, then a default shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity. In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to four percent (4.0%) plus the interest rate which would be in effect hereunder absent such default or maturity, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law (the "Default Interest Rate"), and such


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default interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty. The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. Time is of the essence of this Note. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorney's fees.

      1.05 Exculpation. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Security Property"), (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and confirmation of any sale under power of sale, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Security Property except with respect to the liability described below in this section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, whether by judicial proceedings or exercise of power of sale, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this section; provided, however, that, notwithstanding the foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them. to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one month in advance, (e) for rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after any notice of default from Lender hereunder or under the Loan Documents in the event of any default by Borrower hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Lender, (f) for damage to the Security Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers or general partners, or any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such failure, (g) for failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the


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full extent of the amount claimed by any such lien claimant, (h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, (i) for fraud or material misrepresentation by Borrower or any of its principals, officers, or general partners, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Borrower, any principal, officer or partner of Borrower, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof, and (j) for any breach of the covenants in the Security Instrument relating to the Ground Leases or relating to further assurances and delivery of additional security documentation, in each case to the full extent of any losses, damages and expenses of Lender on account thereof. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this section shall (i) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (ii) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or (iii) limit or impair in any way whatsoever the Indemnity Agreement of even date executed and delivered in connection with the indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to such Indemnity Agreement.

ARTICLE II- GENERAL CONDITIONS

      2.01 No Waiver: Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note. or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      2.02 Waivers. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.


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

      2.03 Limit of Validity. provisions of this Note and of all agreements between Borrower and Lender, whether now or existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 2.03 will control all agreements between Borrower and Lender.

      2.04 Use of Funds. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

      2.05 Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

      2.06 Miscellaneous. This Note shall be interpreted, construed and enforced according to the laws of the State of New York. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

      2.07 Confession of Judgment. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE SECURITY PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE


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

SECURITY INSTRUMENT, BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, TO APPEAR FOR AND CONFESS JUDGMENT IN EJECTMENT AGAINST BORROWER, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, IN FAVOR OF LENDER, FOR RECOVERY BY LENDER OF POSSESSION OF THE SECURITY PROPERTY, FOR WHICH THIS NOTE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE SECURITY PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE SECURITY PROPERTY SHALL REMAIN IN OR BE RESTORED TO BORROWER, LENDER SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER AMICABLE ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE SECURITY PROPERTY. LENDER MAY CONFESS JUDGMENT IN EJECTMENT AS PROVIDED HEREIN BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THE SECURITY INSTRUMENT OR TO ENFORCE THIS NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THIS NOTE, OR AFTER A SHERIFF'S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE SECURITY PROPERTY IN WHICH LENDER IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION AND CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THE MORTGAGE AND THIS NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO LENDER.


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

      IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.

                                    BORROWER:
                                    McBRIDE PROPERTIES,
                                    a general partnership
                                    By: AMERICAN REAL ESTATE
                                         INVESTMENT CORPORATION, a
                                         general partner

                                            /s/ Stephen J. Butte
                                            December 24, 1997

                                            Stephen J. Butte,
                                            /Vice President


                                      By: AMERICAN REAL ESTATE
                                           INVESTMENT, L.P., a
                                           general partner

                                          By: AMERICAN REAL ESTATE
                                               INVESTMENT CORPORATION, a
                                               general partner

                                               By: /s/ Stephen J. Butte
                                               December 24, 1997

                                                 /Stephen J. Butte
                                                 Vice President


[Acknowledgments]

      STATE OF PENNSYLVANIA    :



                               : SS

      COUNTY OF PHILADELPHIA   :

      ON THIS, this 24th day of December,1997, before me, a Notary Public for the Commonwealth of Pennsylvania, the undersigned Officer, personally appeared Stephen J. Butte, Vice President of American Real Estate Investment Corporation, a general partner of McBride Properties, a general partnership, and American Real Estate Investment L.P., a general partner of McBride Properties, a general partnership, known to me (satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          Notary Public

                                        [ILLEGIBLE] SEAL


                                        Leonard A Shatz, Notary Public
                                        [ILLEGIBLE] in Two Bucks County

                                        My Commision Expires March 27, 2000

                                   EXHIBIT "A"

ALL THAT CERTAIN tract or parcel of land situate in the Township of Bern, County of Berks, Commonwealth of Pennsylvania. at the southeast corner of the intersection of Leisz's Bridge Road and Township Route No T-560, Van Reed Road, and the northeast corner of the intersection of Township Route No. T-560, Van Reed Road and Arnold Road as shown on the Final Plan of Northfield Business Center, Reading Municipal Airport Industrial Park, Phase I, shown on an As-Built ALTA Survey prepared by Fry Surveying, Inc dated 10/10/97, being more fully bounded and described as follows, to wit

BEGINNING at a point on the southern right of way line of Leisz's Bridge Road at its intersection with the eastern right-of-way line of Township Route No. T-560, Van Reed Road being the Northwestemmost corner of the herein described tract; thence along the same the eight following courses and distances; 1) on a line curving to the right with a radius of 5,689.65 feet, a central angle of 0 degrees 50 minutes 2 seconds, and a chord bearing of South sixty-one degrees forty-three minutes twenty-one seconds East a distance of eighty-two and eighty-one hundredths feet to a point; 2) South sixty-one degrees eighteen minutes twenty seconds East a distance of seven hundred fifty-five and nineteen hundredths feet to a point; 3) on a line curving to the right with a radius of 5,689.65 feet, a central angle of 1 degrees 46 minutes and a chord bearing of South sixty degrees twenty-five minutes twenty seconds East a distance of one hundred seventy-five and forty-three hundredths feet to a point; 4) South fifty-nine degrees thirty-two minutes twenty seconds East a distance of forty one and seventy hundredths feet to a point; 5) on a line curving to the left with a radius of 5,769.65 feet, a central angle of 2 degrees 48 minutes and a chord bearing of South sixty degrees fifty-six minutes twenty seconds East a distance of two hundred eighty-one and ninety-three hundredths feet to a point;
6) South sixty-two degrees twenty minutes twenty seconds East a distance of two hundred thirty-nine and fifty-four hundredths feet to a point; 7) on a line curving to the left with a radius of 518.34 feet, a central angle of 25 degrees 54 minutes and a chord bearing of South seventy-five degrees seventeen minutes twenty seconds East a distance of two hundred thirty-two and thirty-two hundredths feet to a point; 8) South eighty-eight degrees fourteen minutes twenty seconds East a distance of one hundred thirty-six and fifty-nine hundredths feet to a point; thence along Lot ~ the two following courses and distances: 1) South one degree forty-five minutes forty seconds West a distance of one hundred sixty-six and fifty-five hundredths feet to a point; 2) South thirty degrees two minutes twenty-eight seconds East a distance of two hundred fifty-two and ninety-seven hundredths feet to a point on the northern right-of-way line of Arnold Road, thence along the same the twelve following courses and distances: 1) on a line curving to the left with a radius of 330.00 feet, a central angle of 10 degrees 48 minutes 38 seconds, and a chord bearing of South fifty-four degrees thirty-three minutes thirteen seconds West a distance of sixty-two and

                                   EXHIBIT "A"

seventeen hundredths feet to a point, 2) South forty-nine degrees eight minutes fortyfour seconds West a distance of one hundred four and twenty-three hundredths feet to a point; 3) on a line curving to the right with a radius of
270.00 feet, a central angle of 71 degrees 31 minutes 45 seconds, and a chord bearing of South eighty-four degrees fifty-four minutes forty-seven seconds West a distance of three hundred fifteen and sixty-one hundredths feet to a point; 4) North fifty-nine degrees nineteen minutes twenty-one seconds West a distance of three hundred forty-nine and fifty-six hundredths feet to a point; 5) on a line curving to the left with a radius of 1,080.00 feet, a central angle of 31 degrees 6 minutes 5 seconds, and a chord bearing of North seventy-four degrees fifty-two minutes twenty-three seconds West a distance of five hundred seventy-nine and eight hundredths feet to a point; 6) South eighty-nine degrees thirty-four minutes thirty-four seconds West a distance of twenty-five and thirty-one hundredths feet to a point; 7) on a line curving to the right with a radius of 295.00 feet, a central angle of 29 degrees 5 minutes 33 seconds and a chord bearing of North seventy-five degrees fifty-two minutes thirty-nine seconds West a distance of one hundred forty-eight and nineteen hundredths feet to a point; 8) North sixty-one degrees nineteen minutes fifty-three seconds West a distance of two hundred ninety and thirty-seven hundredths feet to a point: 9) on a line curving to the right with a radius of 970.00 feet, a central angle of 4 degrees 52 minutes 50 seconds, and a chord bearing of North fitty-eight degrees fifty-three minutes twenty-eight seconds West a distance of eighty-two and sixty hundredths feet to a point; 10) North fifty-six degrees twenty-seven minutes three seconds West a distance of three hundred three and forty-seven hundredths feet to a point; 11) North fifty-nine degrees fifty-two minutes forty-eight seconds West a distance of two hundred eleven and fifty-six hundredths feet to a point, 12) on a line curving to the right with a radius of
22.00 feet, a central angle of 95 degrees 50 minutes 17 seconds, and a chord bearing of North eleven degrees fifty-seven minutes forty seconds West a distance of thirty-two and sixty-six hundredths feet to a point on the eastern right-of-way line of Township Route No. T-560, Van Reed Road; thence along the same the two following courses and distances: 1) North thirty-five degrees fifty-seven minutes twenty-nine seconds East a distance of five hundred ninety-one and fifty-five hundredths feet to a point; 2) on a line curving to the right with a radius of 22.00 feet, a central angle of 81 degrees 54 minutes 09 seconds, and a chord bearing North seventy-six degrees fifty-four minutes thirty-three seconds East a distance of twenty-eight and eighty-four hundredths feet to the place of beginning.

CONTAINING in area twenty-nine and three hundredths (29.03) acres.

Tax Parcel NO. 4398-11-56-9055-858


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